UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 8, 2008

Colombia Goldfields Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51013	76-0730088
(Commission File Number)	(IRS Employer Identification No.)

208-8 King Street East, Toronto, Ontario Canada	M5C 1B5
(Address of Principal Executive Offices)	(Zip Code)

(416) 361-9640
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On February 8, 2008, Colombia Goldfields Ltd. (the “Company”) borrowed US$2.5 million (the “Loan”) from Global Resource Fund (the “Lender”) pursuant to a promissory note (the “Promissory Note”) issued to the Lender. Auramet Trading, LLC is a US$750,000 participant in the Loan and one of our directors, James Verraster, serves as Chief Executive Officer of Auramet Trading, LLC.

The Promissory Note provides for a US$2.5 million secured loan maturing on July 31, 2008. The borrowing under the Promissory Note is secured by a guaranty (the “Guaranty”) by the Company’s subsidiaries. The Guaranty is in turn secured by first priority pledges of the shares of such subsidiaries held directly and indirectly by the Company. The borrowing under the Promissory Note bears interest at the rate of 12.5% per annum, and interest payments are due monthly on the last day of the month, commencing on February 29, 2008. Proceeds from the borrowing will be used in connection with the Company’s successful bid to acquire all of the issued and outstanding shares of Mineros Nacionales S.A., as described more fully in the Company’s Current Report on Form 8-K filed on February 4, 2008, as well as for general corporate purposes.

In connection with the Loan, the Company issued 350,000 common share purchase warrants to the Lender and will pay an up-front fee to the Lender equal to 3.0% of the borrowing under the Promissory Note. Each warrant entitles the holder to purchase one common share at an exercise price of Cdn$1.10 for a period of 24 months from the date of closing. If the warrants are not exercised by the expiration date, the Lender may require the Company to repurchase the warrants for US$50,000.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 8, 2008, the Company issued a US$2.5 million Promissory Note to the Lender. The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Promissory Note, dated February 8, 2008.

	10.1(a)	Guaranty, dated February 8, 2008, by RNC (Colombia) Limited, Cia Minera de Caldas S.A. and Gavilan Minerales S.A.

	10.1(b)	Pledge Agreement, dated February 8, 2008, with respect to the common shares of RNC Gold Ltd. and Gavilan Minerales S.A.

	10.1(c)	Pledge Agreement, dated February 8, 2008, with respect to the common shares of Cia Minera de Caldas S.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2008	Colombia Goldfields Ltd.

	By:	/s/ James Kopperson
	Name:	James Kopperson
	Title:	Chief Financial Officer